U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 2, 2019

Concierge Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada 000-29913 90-1133909 (state of incorporation) (Commission File Number) (IRS Employer I.D. Number) 1202 Puerta Del Sol San Clemente, CA 92673 Tel. (949) 429-5370 Fax. (888) 312-0124

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbol	Name of Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02	Termination of Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K  filed on June 27, 2019, on June 24, 2019, Concierge Technologies, Inc., a Nevada Corporation (“Concierge”), through its wholly owned subsidiary Gourmet Foods, Ltd., a New Zealand corporation (“Gourmet Foods”), entered into a definitive Asset Purchase Agreement (the “Agreement”) with RG & MK Wilson Limited, a New Zealand corporation (the “Sellers”) to purchase all rights, title and interest in the food manufacturing business carried on by the Sellers known as “Maketu Pies”. Pursuant to the Agreement, Gourmet Foods would have paid the Sellers a purchase price of $3,015,000 NZD (approximately $2,080,000 USD) (the “Purchase Price”), a portion of which would have been paid in shares of Concierge’s common stock. To ensure the performance of Gourmet Foods’ financial responsibilities under the terms of the Agreement, Concierge had agreed to make a loan to Gourmet Foods up to US$1,400,000 at 0% interest with no maturity date to be used for the Purchase Price.

The Agreement provided for a due diligence period of 30 business days from the date of the Agreement with closing scheduled to commence five business days following the completion of the due diligence period. During the due diligence period, Gourmet Foods was entitled to review documents and materials it reasonably believed pertinent to evaluate Maketu Pies and its decision to acquire the business, including the leased property where the food manufacturing business is carried out. During this period, Gourmet Foods discovered issues of sufficient significance to terminate the Agreement and the proposed transaction. Accordingly, Gourmet Foods and Maketu Pies mutually agreed to terminate the Agreement effective July 31, 2019 with no further cause or effect beyond the matters of confidentiality.

A description of the Agreement is set forth under “Item 1.01. Entry into a Material Definitive Agreement” in the Current Report on Form 8-K filed with the Commission on June 27, 2019 and is incorporated by reference in this Item 1.02.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2019

CONCIERGE TECHNOLOGIES, INC.

By: /s/ Nicholas Gerber

      Nicholas Gerber

      Chief Executive Officer